FINQ DOLLAR NEUTRAL U.S. Large Cap AI-Managed Equity ETF Trading Symbol: AINT Listed on NYSE Arca, Inc. Summary Prospectus February 4, 2026 www.finqai.com/etfs/AINT

Before you invest, you may want to review the FINQ DOLLAR NEUTRAL U.S. Large Cap AI-Managed Equity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 2, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.finqai.com/etfs/AINT. You can also get this information at no cost by calling at (866) 533-5565 or by sending an e-mail request to hello@finqai.com.

Investment Objective

The FINQ DOLLAR NEUTRAL U.S. Large Cap AI-Managed Equity ETF (the “Fund”) seeks long-term capital appreciation and to achieve absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.25%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

(2)	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund, an exchange-traded fund (“ETF”), is actively-managed and seeks to achieve its investment objective by generating absolute returns through a dollar-neutral investing approach based on the results of a proprietary adaptive artificial intelligence (“AI”) framework (the “Model). This approach involves taking long (buy) and short (sell) positions in equity securities of U.S. large-cap companies. The Fund defines a large-cap company to be any company that is included in the S&P 500® Index (the “Index”). The Index is a market capitalization weighted index representing the 500 largest public companies in the United States. A dollar-neutral portfolio aims to profit from the relative performance of assets, not overall market direction (as described more fully below). The Fund’s long and short dollar-neutral investments are determined by the stock rankings and weightings as generated by the Model, which was developed and is maintained by FINQ AI, LLC (the “Sub-Adviser”) and its affiliates. An “adaptive” AI framework is one designed to learn, evolve, and dynamically adjust its behavior and decision-making based on real-time data and market changes, rather than relying on static, predefined rules.

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AI-Managed Ranking System

The Fund’s investments are determined by the Model which, at its core, is an adaptive relative ranking system that, on a daily basis, continuously ranks all 500 stocks comprising the Index from “1” (being most relatively attractive as determined by the Model) to “500” (being the least relatively attractive). The Model does not predict future performance, but rather, drawing from factors described below, establishes a dynamic and evolving “view” of each stock as to its relative positioning or attractiveness, based solely on how each stock ranks compared to its peers in the Index. Stocks ranked at the top may not necessarily “outperform” and those ranked at the bottom may not necessarily decline in value, but the Model’s relative positioning of each stock as compared to its peers dictates the investment selection process (as discussed below).

In formulating its view and rankings of relative attractiveness, the Model compares and processes a wide range of financial news and other data relevant to each company represented in the Index, gathered from public media sources, industry and institutional data providers and financial and regulatory filings databases. The Model processes these data inputs through its adaptive AI framework to arrive at relative attractiveness rankings and positioning. The Model:

●	Draws from “common wisdom” (i.e., widely accepted beliefs and conventional advice regarding investment and market trends that drive public market behavior), “professional wisdom” (i.e., institutional data, insights and expertise from financial professionals, market analysts and asset managers), “fundamental signals” (i.e., indicators of companies’ financial health, performance, and future growth potential, such as key financial and valuation metrics, economic and industry trends, qualitative factors and market sentiment), and “regulatory interpretations” (i.e., relevant regulatory requirements and limitations).

●	Ingests third-party natural language processing (NLP) data. The data is derived from written text or recorded speech, such as financial analyst reports, news sources, social media and blog posts NLP techniques are then used to extract relevant financial information, which informs the system’s analysis of market and company fundamentals, events, trends, themes, sentiments, and structures; and

●	Applies advanced machine learning techniques allowing the system to evolve and self-correct over time. These include:

●	genetic algorithms (i.e., search techniques designed to find optimal solutions to complex problems);
●	reinforcement learning (i.e., trial-and-error processes used to train AI systems to learn optimal outcomes); and
●	adaptive signal optimization (i.e., techniques to adjust or respond to constantly changing signals or inputs).

The Model is an AI-managed system that operates fully autonomously, without human intervention or interference. It functions end-to-end based on AI logic and the learned elements of the system described above. The system methodology results in a daily, model-generated ranking of all 500 stocks in the Index and the Fund’s portfolio is constructed directly based on this ranking process as described below.

AI-Managed Investment Selection, Weighting and Rebalancing

The Fund’s portfolio is selected based wholly on the rankings generated by the Model, which will reflect long positions in the top 10 to 14 ranked stocks, and short positions in the bottom 10 to 14 ranked stocks. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. The Fund will hold a portfolio of cash or cash equivalents, such as short-term U.S. treasury obligations and other money market instruments, as collateral for the Fund’s short positions.

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Using the same adaptive AI framework to draw, ingest and apply data inputs as described above, the Model determines, on a daily basis, the specific 10 to 14 long (i.e., highest ranked) and 10 to 14 short (i.e., lowest ranked) stock positions invested in by the Fund (which vary as the Model’s rankings change), with weightings assigned by the Model to each of the long and short positions in the Fund’s portfolio. In making such determinations, the Model takes into account regulatory investment restrictions and limitations applicable to the Fund, including complying with tax diversification requirements applicable to registered investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

The Model seeks to maintain a dollar-neutral Fund portfolio with the aim of balancing long and short investment exposures as a means to reduce market direction dependency and instead, focus on relative price performance among the long and short positions. For example, assume the Fund has a $75 cash position to be invested on a dollar-neutral basis to achieve a $100 long position in ABC stock and a $100 short position in XYZ stock. The Fund in this example could sell short $100 of XYZ stock, with the short sale proceeds increasing its cash position to $175, and then buy $100 of ABC stock. This results in a $100 XYZ short position, a $100 ABC long position and $75 in remaining cash (available for collateral on the short sale). In this example, the Fund’s net exposure is $0 ($100 long ABC stock - $100 short XYZ stock = $0), while its gross exposure – the sum of the absolute value of both long and short positions – is $200. The use of leverage in this example (where gross exposure exceeds the capital invested) can amplify both potential gains and losses. See “Principal Investment Risks – “Leverage Risk” and “Short Sales Risk” below. The strategy aims to profit from the relative performance between such long and short positions, not from overall market direction. In other words, the strategy can potentially gain if the long positions outperform while the short positions underperform, while the dollar amounts invested in long and short positions act as a potential hedge against market-wide fluctuations. There is no guarantee, however, that a dollar-neutral investment strategy will be successful, achieve profits or avoid losses.

The Sub-Adviser supervises and monitors the Model to detect and address any potential malfunctions or technology issues impacting the Model’s performance, which includes reviewing the Model’s outputs to ensure they adhere to the built-in rules and parameters. The Sub-Adviser will not alter the Model’s programming, and will not intervene or override the Model’s ranked selection, weighting and rebalancing outputs other than to ensure the Fund remains in compliance with applicable regulatory requirements.

Actual performance of the Fund may differ from the performance of the Model’s selected and weighted stock positions due to factors including (i) timing differences between when the Model generates its outputs and when corresponding portfolio securities transactions are executed and settled, (ii) brokerage commissions, transactions costs and other fees and expenses of the Fund; and (iii) any Fund holdings of cash or cash equivalents for operational or liquidity purposes. Accordingly, there can be no assurance that the Fund’s performance will fully reflect the performance of the Model’s selected and weighted stock positions.

Portfolio Characteristics

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in long and short positions in equity securities of U.S. large-cap companies.

The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. The Fund’s portfolio of long and short positions in Index stocks, selected and weighted as dictated by the Model’s outputs, will be focused in certain sectors from time to time to the extent that stocks represented in the Index are focused in those sectors. As of the date of this Prospectus, the most prevalent sectors in the Index, based on market capitalization, included the communications, consumer discretionary, finance, healthcare and technology sectors. The Fund’s exposure to one or more market sectors is subject to change over time.

The Fund is expected to have a moderate to high portfolio turnover rate on an annual basis.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in each Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

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Dollar-Neutral Strategy Risk. The Fund uses short positions in combination with long positions in a dollar-neutral strategy with the aim of profiting from the relative performance of assets, rather than from overall market movements. The Fund’s strategy may result in greater losses or lower positive returns than if the Fund held only long positions, and the Fund’s short positions could result in unlimited losses. Due to limited availability of shorts or other market factors, the Fund may be unable to match its long and short positions expressed in dollars for a period of time. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions. It is also possible that the Fund’s long positions will decline in value at the same time that securities underlying the Fund’s short positions increase in value, thereby increasing potential losses to the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Holdings Risk. Although the Fund does not intend to concentrate in any particular industry, it will hold a limited number of securities. As a result, it may be more volatile and have a greater risk of loss than more broadly diversified funds.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and as a result will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the sector-specific risks described below, and could be negatively impacted by market events or economic factors affecting such sectors.

Communications Sector Risk. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other fierce competitive pressures, including pricing competition. They may also be adversely affected by research and development costs, substantial capital requirements, and increased governmental regulation.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Finance Sector Risk: Companies in the finance sector may underperform the broader markets due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the sector. Companies operating in the finance sector are subject to extensive government regulation, which may limit their ability to leverage their capital. Interest rates and banking fees are also regulated by federal and state authorities. Profitability is largely dependent on the availability and cost of deposit funds, as impacted by statutory reserve requirements which can fluctuate significantly when interest rates change, or the sector faces increased competition from less regulated competitors. The sector is also affected by ongoing technology investments in and upgrades to legacy systems in order to meet regulatory reporting requirements.

Healthcare Sector Risk: Companies’ profitability in the healthcare sector may be negatively impacted by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

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Leverage Risk. Leverage risk refers to the potential for increased volatility and losses in a portfolio due to the use of short positions or other financial instruments that may magnify gains and losses beyond the initial investment. Leverage could possibly create increased volatility for the Fund. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., short positions). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used. In addition, cash redemption costs could include brokerage costs or taxable gains or losses, which might not have otherwise been incurred if the redemption was fully in-kind.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

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New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

New Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has no experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Model’s implementation of the investment strategies for the Fund, subject to the oversight and monitoring of the Sub-Adviser.

Models and Data Risk. The Fund’s portfolio holdings are fully dependent on proprietary models as well as information and data supplied by third parties (Models and Data). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Additionally, technology risk arises from the use of computer models and algorithms; any technical failures, coding errors, or cybersecurity breaches could disrupt the Fund’s trading activities, potentially leading to significant financial losses and compromised data integrity.

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Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.finqai.com/etfs.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser: FINQ AI, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Adviser

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Sub-Adviser

Dan Solomon, Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

CFA® is a registered trademark owned by the CFA Institute.

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.finqai.com/etfs.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in a tax-deferred or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those arrangements.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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